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                                                                   EXHIBIT 10.25


                     TABLE OF INDUCEMENT STOCK OPTION GRANTS

         From time to time, as an inducement to employment, the registrant has granted to certain of its employees that are not executive officers non-qualified stock options in accordance with individual compensation arrangements that have not been approved by the registrant's security holders (collectively, the "INDUCEMENT OPTIONS"). All Inducement Options are documented pursuant to the form of Inducement Grant Notice and Inducement Stock Option Agreement attached hereto as Exhibit 10.24.

         The table set forth below lists the Inducement Options granted by the registrant to certain of its employees that are not executive officers, and the principal terms thereof. Each of the following options is a non-statutory option, has a five year term and generally vests 25% on the first anniversary of the grant date and then quarterly thereafter for the next 12 quarters, subject to continued employment and other conditions.

---------------------------- ---------------- ---------------
 Date of Grant                Shares           Exercise Price
                              Underlying
                              Option
---------------------------- ---------------- ---------------
 9/21/04                        3,500            $6.14
---------------------------- ---------------- ---------------
 9/21/04                       15,000            $6.14
---------------------------- ---------------- ---------------
 9/21/04                        1,000            $6.14
---------------------------- ---------------- ---------------
 9/21/04                       10,000            $6.14
---------------------------- ---------------- ---------------
 9/21/04                       17,500            $6.14
---------------------------- ---------------- ---------------
 10/26/04                       2,500            $6.21
---------------------------- ---------------- ---------------
 10/26/04                      12,500            $6.21
---------------------------- ---------------- ---------------
 10/26/04                       5,000            $6.21
---------------------------- ---------------- ---------------
 11/16/04                       1,500            $6.70
---------------------------- ---------------- ---------------
 11/16/04                       2,500            $6.70
---------------------------- ---------------- ---------------
 12/22/04                      18,000           $10.06
---------------------------- ---------------- ---------------
 12/22/04                      20,000           $10.06
---------------------------- ---------------- ---------------
 12/22/04                       5,000           $10.06
---------------------------- ---------------- ---------------
 12/22/04                       2,500           $10.06
---------------------------- ---------------- ---------------
 12/22/04                      25,000           $10.06
---------------------------- ---------------- ---------------
 12/22/04                       6,000           $10.06
---------------------------- ---------------- ---------------


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